                       OPPENHEIMER MAIN STREET FUND

                                 FORM N-14

                                  PART C

                             OTHER INFORMATION

Item 15.  Indemnification
-------------------------

      Reference  is  made  to  the   provisions   of  Article   Seventh  of
Registrant's   Amended  and   Restated   Declaration   of  Trust  filed  by
cross-reference   to  Exhibit  16  (1)  to  this  Registration   Statement,
incorporated herein by reference.

      Insofar  as  indemnification   for  liabilities   arising  under  the
Securities  Act  of  1933  may  be  permitted  to  trustees,  officers  and controlling persons of Registrant  pursuant to the foregoing  provisions or otherwise,  Registrant  has  been  advised  that  in  the  opinion  of  the
Securities and Exchange  Commission such  indemnification is against public policy  as  expressed  in the  Securities  Act of 1933  and is,  therefore, unenforceable.  In the  event  that a  claim  for  indemnification  against such  liabilities  (other  than  the  payment  by  Registrant  of  expenses
incurred  or  paid  by  a  trustee,   officer  or  controlling   person  of
Registrant in the  successful  defense of any action,  suit or  proceeding)
is asserted by such  trustee,  officer or  controlling  person,  Registrant will,  unless in the opinion of its counsel the matter has been  settled by controlling  precedent,  submit to a court of appropriate  jurisdiction the question  whether such  indemnification  by it is against  public policy as expressed in the  Securities  Act of 1933 and will be governed by the final adjudication of such issue.

Item 16.  Exhibits
------------------

(1)      (i)      Articles   of   Incorporation   dated   as  of   10/2/87:
         Previously filed with  Registrant's  Post-Effective  Amendment No.
         12,  10/25/93  to its  Registration  Statement  on Form N-1A (Reg.
         No. 33-17850), and incorporated herein by reference.

(ii)  Amended  Articles of  Incorporation  dated 12/9/87:  Previously filed with  Registrant's  Post-Effective  Amendment No. 12,  10/25/93 to
         its Registration  Statement on Form N-1A (Reg. No. 33-17850),  and
         incorporated herein by reference.

(iii) Articles   Supplementary  to  the  Articles  of  Incorporation  dated
         8/18/88:   Previously  filed  with   Registrant's   Post-Effective
         Amendment No. 12, 10/25/93 to its  Registration  Statement on Form
         N-1A (Reg. No. 33-17850), and incorporated herein by reference.

(iv)  Articles   Supplementary  to  the  Articles  of  Incorporation  dated
         1/20/89:   Previously  filed  with   Registrant's   Post-Effective
         Amendment No. 12, 10/25/93 to its  Registration  Statement on Form
         N-1A (Reg. No. 33-17850), and incorporated herein by reference.

(v)   Articles   Supplementary  to  the  Articles  of  Incorporation  dated
         4/16/90:   Previously  filed  with   Registrant's   Post-Effective
         Amendment No. 12, 10/25/93 to its  Registration  Statement on Form
         N-1A (Reg. No. 33-17850), and incorporated herein by reference.

(vi)  Articles   Supplementary  to  the  Articles  of  Incorporation  dated
         8/27/93:   Previously  filed  with   Registrant's   Post-Effective
         Amendment No. 12, 10/25/93 to its  Registration  Statement on Form
         N-1A (Reg. No. 33-17850), and incorporated herein by reference.

(vii) Articles   Supplementary  to  the  Articles  of  Incorporation  dated
         10/20/93:   Previously  filed  with  Registrant's   Post-Effective
         Amendment No. 12, 10/25/93 to its  Registration  Statement on Form
         N-1A (Reg. No. 33-17850), and incorporated herein by reference.

(viii)      Articles  Supplementary to the Articles of Incorporation  dated
         10/27/93:   Previously  filed  with  Registrant's   Post-Effective
         Amendment No. 14,  9/30/94 to its  Registration  Statement on Form
         N-1A (Reg. No. 33-17850), and incorporated herein by reference.

(ix)  Articles   Supplementary  to  the  Articles  of  Incorporation  dated
         11/29/93:   Previously  filed  with  Registrant's   Post-Effective
         Amendment No. 14,  9/30/94 to its  Registration  Statement on Form
         N-1A (Reg. No. 33-17850), and incorporated herein by reference.

(x)   Articles   Supplementary  to  the  Articles  of  Incorporation  dated
         4/28/94:   Previously  filed  with   Registrant's   Post-Effective
         Amendment No. 14,  9/30/94 to its  Registration  Statement on Form
         N-1A (Reg. No. 33-17850), and incorporated herein by reference.

(xi)  Articles   Supplementary  to  the  Articles  of  Incorporation  dated
         9/30/94:   Previously  filed  with   Registrant's   Post-Effective
         Amendment No. 14,  9/30/94 to its  Registration  Statement on Form
         N-1A (Reg. No. 33-17850), and incorporated herein by reference.

(xii) Articles   Supplementary  to  the  Articles  of  Incorporation  dated
         8/30/96:   Previously  filed  with   Registrant's   Post-Effective
         Amendment No. 19, 10/30/96 to its  Registration  Statement on Form
         N-1A (Reg. No. 33-17850), and incorporated herein by reference.

(xiii)      Articles  Supplementary to the Articles of Incorporation  dated
         9/30/96:   Previously  filed  with   Registrant's   Post-Effective
         Amendment No. 19, 10/30/96 to its  Registration  Statement on Form
         N-1A (Reg. No. 33-17850), and incorporated herein by reference.

(xiv) Articles   Supplementary  to  the  Articles  of  Incorporation  dated
         11/30/98:   Previously  filed  with  Registrant's   Post-Effective
         Amendment No. 23, 12/22/98 to its  Registration  Statement on Form
         N-1A (Reg. No. 33-17850), and incorporated herein by reference.

(xv)  Articles   Supplementary  to  the  Articles  of  Incorporation  dated
         12/19/00:   Previously  filed  with  Registrant's   Post-Effective
         Amendment No. 23, 12/20/00 to its  Registration  Statement on Form
         N-1A (Reg. No. 33-17850), and incorporated herein by reference.

(2)   By-Laws Amended as of 12/19/00:  Previously  filed with  Registrant's
         Post-Effective  Amendment  No. 26,  12/20/00  to its  Registration
         Statement  on Form N-1A  (Reg.  No.  33-17850),  and  incorporated herein by reference.

(3)   N/A.

(4)      Agreement  and Plan of  Reorganization  dated April 17, 2003:  See
         Exhibit A to Part A of this Registration  Statement,  incorporated herein by reference.

(5)      (i)      Specimen  Class A  Stock  Certificate:  Previously  filed
         with  Registrant's  Post-Effective  Amendment No. 28,  12/19/01 to
         its Registration  Statement on Form N-1A (Reg. No. 33-17850),  and
         incorporated herein by reference.

   (ii)  Specimen  Class  B  Stock   Certificate:   Previously  filed  with
         Registrant's  Post-Effective  Amendment  No. 28,  12/19/01  to its
         Registration  Statement  on Form N-1A  (Reg.  No.  33-17850),  and
         incorporated herein by reference.

   (iii) Specimen  Class  C  Stock   Certificate:   Previously  filed  with
         Registrant's  Post-Effective  Amendment  No. 28,  12/19/01  to its
         Registration  Statement  on Form N-1A  (Reg.  No.  33-17850),  and
         incorporated herein by reference.

(iv)  Specimen   Class  N  Stock   Certificate:   Previously   filed   with
         Registrant's  Post-Effective  Amendment  No. 28,  12/19/01  to its
         Registration  Statement  on Form N-1A  (Reg.  No.  33-17850),  and
         incorporated herein by reference.

(v)   Specimen   Class  Y  Stock   Certificate:   Previously   filed   with
         Registrant's  Post-Effective  Amendment  No. 28,  12/19/01  to its
         Registration  Statement  on Form N-1A  (Reg.  No.  33-17850),  and
         incorporated herein by reference.

(6)         Amended and Restated  Investment  Advisory  Agreement  dated as of 10/22/90:  Previously  filed with  Registrant's  Post-Effective
         Amendment  No. 6,  11/1/90 to its  Registration  Statement on Form
         N-1A (Reg. No. 33-17850), and incorporated herein by reference.

(7)      (i)      General    Distributor's    Agreement   dated   10/13/92:
         Previously filed with  Registrant's  Post-Effective  Amendment No.
         11, 8/25/93 to its  Registration  Statement on Form N-1A (Reg. No.
         33-17850).

   (ii)  Form of Dealer Agreement of  OppenheimerFunds  Distributor,  Inc.:
         Previously  filed  with  Post-Effective  Amendment  No.  45 to the
         Registration  Statement of  Oppenheimer  High Yield Fund (Reg. No.
         2-62076), 10/26/01, and incorporated herein by reference.

   (iii) Form of Broker Agreement of  OppenheimerFunds  Distributor,  Inc.:
         Previously  filed  with  Post-Effective  Amendment  No.  45 to the
         Registration  Statement of  Oppenheimer  High Yield Fund (Reg. No.
         2-62076), 10/26/01, and incorporated herein by reference.

   (iv)  Form of Agency Agreement of  OppenheimerFunds  Distributor,  Inc.:
         Previously  filed  with  Post-Effective  Amendment  No.  45 to the
         Registration  Statement of  Oppenheimer  High Yield Fund (Reg. No.
         2-62076), 10/26/01, and incorporated herein by reference.

(8)      (i)      Amended and Restated  Retirement Plan for  Non-Interested
         Trustees  or  Directors  dated  8/9/01:   Previously   filed  with
         Post-Effective  Amendment No. 34 to the Registration  Statement of
         Oppenheimer  Gold & Special  Minerals  Fund  (Reg.  No.  2-82590),
         10/25/01, and incorporated herein by reference.

   (ii)  Form   of   Deferred    Compensation    Plan   for   Disinterested
         Trustees/Directors:    Previously   filed   with    Post-Effective
         Amendment  No. 26 to the  Registration  Statement  of  Oppenheimer
         Gold & Special  Minerals Fund (Reg. No.  2-82590),  10/28/98,  and
         incorporated by reference.

(9)      (i)      Amended and Restated  Custody  Agreement  dated 11/12/92:
         Previously filed with  Registrant's  Post-Effective  Amendment No.
         59, 1/29/93,  refiled with Registrant's  Post-Effective  Amendment
         No. 63,  12/1/94,  pursuant  to Item 102 of  Regulation  S-T,  and incorporated herein by reference.

   (ii)  Foreign  Custody  Manager  Agreement  between  Registrant  and The
         Bank of New York:  Previously filed with  Pre-Effective  Amendment
         No. 2 to the  Registration  Statement  of  Oppenheimer  World Bond
         Fund (Reg. No.  333-48973),  4/23/98,  and incorporated  herein by reference.

(10)(i)  Service  Plan  and  Agreement  for  Class  A  Shares  dated  as of
         6/10/93:   Previously  filed  with   Registrant's   Post-Effective
         Amendment No. 60, 11/24/93 to its  Registration  Statement on Form
         N-1A (Reg. No. 33-17850), and incorporated herein by reference.

   (i)(a)   Amended and  Restated  Service Plan and  Agreement  for Class A
         shares  dated  6/14/02  pursuant to Rule 12b-1:  Previously  filed with  Registrant's  Post-Effective  Amendment No. 77,  11/18/02 to
         its Registration  Statement on Form N-1A (Reg. No. 33-17850),  and
         incorporated herein by reference.

   (ii)  Distribution  and Service  Plan and  Agreement  for Class B Shares
         dated as of  2/20/97  pursuant  to Rule  12b-1:  Previously  filed with  Registrant's  Post-Effective  Amendment  No. 70,  9/15/98 to
         its Registration  Statement on Form N-1A (Reg. No. 33-17850),  and
         incorporated herein by reference.

   (iii) Distribution  and Service  Plan and  Agreement  for Class C Shares
         dated as of  2/20/97  pursuant  to Rule  12b-1:  Previously  filed with  Registrant's  Post-Effective  Amendment  No. 70,  9/15/98 to
         its Registration  Statement on Form N-1A (Reg. No. 33-17850),  and
         incorporated herein by reference.

   (iv)  Distribution  and Service Plan  Agreement for Class N Shares dated
         as   of    11/19/01:    Previously    filed   with    Registrant's
         Post-Effective  Amendment  No.  76,  1/22/02  to its  Registration
         Statement  on Form N-1A  (Reg.  No.  33-17850),  and  incorporated herein by reference.

(11)(i)  Form of Opinion  and  Consent of  Counsel to  Oppenheimer  Trinity
         Core Fund: Filed herewith.

   (ii)  Form of  Opinion  and  Consent  of  Counsel  to  Oppenheimer  Main
         Street Fund: Filed herewith.

(12)     Form  of  Tax  Opinion  Relating  to  the  Reorganization:   Filed
         herewith.

(13)     N/A.

(14)     Consent  of  Independent  Auditors:  To be filed in  Pre-Effective
Amendment No. 1.

(15)     N/A.

(16)(i)  Powers  of  Attorney  for  all  Trustees/Directors  and  Principal
         Officers  except for Joel W. Motley and John V. Murphy  (including
         Certified    Board    Resolutions):    Previously    filed    with
         Pre-Effective  Amendment  No. 1 to the  Registration  Statement of
         Oppenheimer  Emerging Growth Fund (Reg. No.  333-44176),  10/5/00,
         and incorporated herein by reference.

   (ii)  Power of  Attorney  for John  Murphy  (including  Certified  Board
         Resolution):  Previously filed with  Post-Effective  Amendment No.
         41 to the Registration  Statement of Oppenheimer  U.S.  Government
         Trust (Reg. No. 2-76645),  10/22/01,  and  incorporated  herein by reference.

   (iii) Power of Attorney for Joel W. Motley  (including  Certified  Board
         Resolution):  Previously filed with  Post-Effective  Amendment No.
         8 to  the  Registration  Statement  of  Oppenheimer  International
         Small Company Fund (Reg.  333-31537),  10/22/02,  and incorporated herein by reference.

Item 17.  Undertakings
----------------------

(1)   N/A.

(2)   N/A.

                                SIGNATURES

      Pursuant to the  requirements  of the  Securities  Act of 1933 and/or the  Investment  Company Act of 1940,  the  Registrant has duly caused this
Registration  Statement  to be  signed on its  behalf  by the  undersigned, thereunto  duly  authorized,  in the City of New York and State of New York on the 12th day of May, 2003.

                              OPPENHEIMER MAIN STREET FUND

                              By:  /s/ John V. Murphy*

                     ----------------------------------------------
                              John V. Murphy, President,
                              Principal Executive Officer & Trustee

Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                    Title                      Date
----------                    -----                      ----

/s/ Clayton K. Yeutter*       Chairman of the
----------------------------  Board of Trustees          May 12, 2002
Clayton K. Yeutter

/s/ Donald W. Spiro*          Vice Chairman of the       May 12, 2002
-------------------------     Board and Trustee
Donald W. Spiro

/s/ John V. Murphy*           President, Principal
--------------------------    Executive Officer          May 12, 2002
John V. Murphy                & Trustee

/s/ Brian W. Wixted*          Treasurer, Principal       May 12, 2002
-------------------------     Financial and
Brian W. Wixted               Accounting Officer

/s/ Robert G. Galli*          Trustee                    May 12, 2002
-----------------------
Robert G. Galli

/s/ Phillip A. Griffiths*     Trustee                    May 12, 2002
---------------------------
Phillip A. Griffiths

/s/ Joel W. Motley*           Trustee                    May 12, 2002
------------------------
Joel W. Motley

/s/ Elizabeth B. Moynihan*    Trustee                    May 12, 2002
--------------------------------
Elizabeth B. Moynihan

/s/ Kenneth A. Randall*       Trustee                    May 12, 2002
----------------------------
Kenneth A. Randall

/s/ Edward V. Regan*          Trustee                    May 12, 2002
-------------------------
Edward V. Regan

/s/ Russell S. Reynolds, Jr.* Trustee                    May 12, 2002
---------------------------------
Russell S. Reynolds, Jr.

*By: /s/ Robert G. Zack
-----------------------------------------
Robert G. Zack, Attorney-in-Fact

                       OPPENHEIMER MAIN STREET FUND

                               EXHIBIT INDEX
                               -------------

Exhibit No.       Description
-----------       -----------

16 (11)(i)        Form of Opinion  and  Consent  of Counsel to  Oppenheimer
   Trinity Core Fund

16 (11)(ii)       Form of Opinion  and  Consent  of Counsel to  Oppenheimer
   Main Street Fund

16 (12)           Form of Tax Opinion Relating to the Reorganization